UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

_______________________

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):      September 26, 2018

Network-1 Technologies, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-15288	11-3027591

(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

445 Park Avenue, Suite 912, New York, New York 10022

(Address of principal executive offices)

Registrant's telephone number, including area code:  (212) 829-5770

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐⁭    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐⁭    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐⁭    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐⁭    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

At the Annual Meeting of Stockholders of Network-1 Technologies, Inc. (the "Company") held on September 26, 2018, the stockholders of the Company entitled to vote at the meeting voted to (i) elect the five individuals named below to serve as directors of the Company to hold office until the next Annual Meeting of Stockholders and until their successors have been duly elected and qualified,  (ii) approve, by non-binding advisory vote, the Company's named executive officer compensation (known as "Say on Pay") and (iii) approve, by non-binding advisory vote, holding future "Say on Pay" votes on an annual basis, and (iv) to ratify the appointment of Friedman LLP as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2018.

1)	The votes cast by stockholders with respect to the election of directors were as follows:

	For	Withheld Authority	Broker Non-Votes
Corey M. Horowitz	13,435,703	1,295,974	5,763,486
David C. Kahn	12,882,026	1,849,651	5,763,486
Emanuel Pearlman	12,824,647	1,907,030	5,763,486
Niv Harizman	11,219,856	3,511,821	5,763,486
Allison Hoffman	11,147,811	3,583,866	5,763,486

2)
The votes cast by stockholders with respect to the proposal to approve, by non-binding vote, the Company's named executive compensation as reported in the proxy statement for the Annual Meeting were as follows:

For	Against	Abstain	Broker Non-Votes
10,464,024	3,020,242	1,247,411	5,763,486

3)	The votes cast by stockholders with respect to the proposal to approve, by non-binding advisory vote, the frequency of holding future votes regarding the Company's named executive officer compensation

1 Year	2 Years	3 Years	Abstain	Broker non-vote
13,517,907	17,648	555,964	640,156	5,763,488

4)
The votes cast by stockholders with respect to the proposal to ratify the appointment of Friedman LLP as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2018 were as follows:

For	Against	Abstain	Broker Non-Vote
19,500,734	986,979	7,450	-0-

(d)  On September 26, 2018, the Board of Directors of the Company approved an annual vote with respect to the frequency of the Company holding future non-binding shareholder votes on named executive officer compensation as disclosed in its proxy material for its annual meeting of stockholders.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NETWORK-1 TECHNOLOGIES, INC.

Dated: September 27, 2018	By:	/s/ Corey M. Horowitz
Name: Corey M. Horowitz
Title: Chairman and Chief Executive Officer

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